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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2003

THORATEC CORPORATION

(Exact name of registrant as specified in its charter)

California

(State of Other Jurisdiction of Incorporation)

1-8145 (Commission File Number)	94-2340464 (IRS Employer Identification Number)

6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)

(925) 847-8600

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 5. Other Events

     On July 18, 2003, Thoratec Corporation and its subsidiary, International Technidyne Corporation (“ITC”) issued a press release announcing the acquisition by ITC of certain assets from Diametrics Medical, Inc. (“Diametrics”). The Asset Purchase Agreement by and between ITC and Diametrics dated as of July 17, 2003 is attached hereto as Exhibit 2.1 and the July 18, 2003 press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits

(c)  Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between International Technidyne Corporation and Diametrics Medical, Inc. dated as of July 17, 2003

99.1	Press Release dated July 18, 2003

SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2003

THORATEC CORPORATION

By:	/s/ M. Wayne Boylston M. Wayne Boylston Senior Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between International Technidyne Corporation and Diametrics Medical, Inc. dated as of July 17, 2003

99.1	Press Release dated July 18, 2003

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